                                                                EXHIBIT 10.7


         FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 31, 2004


                  This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this "Amendment") is among CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation (the "Borrower"), the Lenders (as defined below), DEUTSCHE BANK SECURITIES INC., as Syndication Agent, SOCIETE GENERALE, as Documentation Agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

         A. The Borrower, the lenders party thereto (the "Lenders"), the Administrative Agent, Lehman Brothers Inc., as lead arranger and sole book-running manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, and Societe Generale, as documentation agent, have entered into a Third Amended and Restated Credit Agreement, dated as of May 3, 2002 (together with all Annexes, Exhibits and Schedules thereto and as amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; terms defined in Section 1 hereof are used herein as defined therein);

         B. The Borrower has advised the Lenders that (i) it intends to convert CCA of Tennessee, Inc., a Tennessee corporation ("CCA of Tennessee, Inc.") into a Tennessee limited liability company named CCA of Tennessee, LLC ("CCA of Tennessee, LLC"), (ii) it desires to create a new direct wholly-owned subsidiary, CCA Western Properties, Inc., a Delaware corporation ("CCA Western"), which will be the direct parent of Properties III (CCA Properties of Arizona, LLC) as a result of the transfer to CCA Western of all the ownership interests of CCA of Tennessee, LLC in Properties III and (iii) Properties I (CCA Properties of America, LLC) desires to transfer the real property listed on Schedule A hereto to CCA Western, as such transfers are more particularly described on Schedule A and on such other terms and conditions as are satisfactory to the Administrative Agent, including, without limitation, that such transfers will be made subject to and subordinate to the Mortgages encumbering such real property (the "Additional Real Property Transfers"); and

         C. The Borrower desires to amend the Credit Agreement (i) to permit the Additional Real Property Transfers, (ii) to eliminate certain of the restrictions on the activities of the Properties Group Parties and (iii) to effect certain additional amendments as more fully described herein.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement to be Effective on the Fifth Amendment Effective Date.

         (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical position:

                  "CCA Western": CCA Western Properties, Inc., a Delaware corporation.

                  "Fifth Amendment": the Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 31, 2004.

                  "Fifth Amendment Effective Date": as defined in the Fifth Amendment.

         (b) The definition of "Operating Subsidiary" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  ""Operating Subsidiaries": all Subsidiaries of the Borrower other than the Immaterial Subsidiaries."

         (c) The definition of "Properties Group Parties" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         ""Properties Group Parties": collectively, Properties I, Properties II, Properties III, Properties IV and CCA Western."

         (d) The definition of "Real Property Transfers" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

         (e) Section 4.15(c) of the Credit Agreement is hereby amended by (i) deleting the word "First" in each place where such word appears and inserting the word "Fifth" in lieu thereof in each instance and (ii) replacing Schedule 4.15(c) with the new Schedule 4.15(c) attached hereto as Annex 1.

         (f) Section 4.19(a) of the Credit Agreement is hereby amended by replacing Schedule 4.19(a)-1 with the new Schedule 4.19(a)-1 attached hereto as Annex 2.

         (g) Section 4.23(a) of the Credit Agreement is hereby amended by (i) deleting the word "First" in each place where such word appears and inserting the word "Fifth" in lieu thereof in each instance and (ii) replacing Schedule 4.23(a) with the new Schedule 4.23(a) attached hereto as Annex 3.

         (h) Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "6.15 Properties Group Parties. Maintain the ownership structure and percentages of each Properties Group Party as set forth in Schedule 4.15(c)."

         (i) Section 7.2(m) of the Credit Agreement is hereby amended by inserting the phrase "or any Subsidiary" immediately after the word "Borrower".

         (j) Section 7.2(o) of the Credit Agreement is hereby amended by deleting the phrase "other than any Properties Group Party".

         (k) Section 7.2(r) of the Credit Agreement is hereby amended by inserting the phrase "other than the Properties Group Parties" immediately after the phrase "Operating Subsidiaries".

         (l) Section 7.4(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(c) notwithstanding anything to the contrary in clauses (a) and (b) of this Section 7.4, no Properties Group Party may enter into any merger or consolidation with, or Dispose of any or all of its assets to, any Person other than the Borrower (directly or indirectly through the relevant intermediate Subsidiary of the Borrower) or another Properties Group Party, and any such Disposal of assets shall be subject to the continued perfection of the Administrative Agent's Liens on such assets in accordance with the terms of the Loan Documents."

         (m) Section 7.5(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b) Dispositions permitted by Sections 7.4(b), 7.4(c) and 7.11;"

         (n) Section 7.5(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(c) the sale, issuance or transfer of any Subsidiary's Capital Stock (other than Disqualified Stock) to the Borrower or any Subsidiary Guarantor; provided, that the Capital Stock of any Properties Group Party may only be sold, issued or transferred to the Borrower (directly or indirectly through the relevant intermediate Subsidiary of the Borrower) or in the case of Properties III, to CCA Western, and in the case of Properties IV, to CCA of Tennessee, LLC."

2. Conditions to Effectiveness. The effectiveness of the amendments contained in
Section 1 of this Amendment are conditioned upon satisfaction of the following conditions (the date on which all such conditions have been satisfied being referred to herein as the "Fifth Amendment Effective Date"):

         (a) (i) CCA Western shall have duly executed and delivered (1) an Assumption Agreement in the form attached hereto as Annex 4 with respect to the Guarantee and Security Agreement and with respect to the Mortgages encumbering the Real Estate transferred to it, (2) a counterpart signature page to the Subordinated Intercompany Note and (3) any other documentation required under, or requested by the Administrative Agent pursuant to, Section 6.10 of the Credit Agreement or otherwise, all in form and substance reasonably satisfactory to the Administrative Agent (any documentation delivered to the Administrative Agent pursuant to this clause (i), the "New Loan Documents"), (ii) CCA of Tennessee, Inc. shall have complied with all applicable requirements of Section 5.6 of the Guarantee and Security Agreement with respect to the change of its legal name and structure to CCA of Tennessee, LLC and (iii) the Governing Documents of each of CCA Western and CCA of Tennessee, LLC shall be reasonably satisfactory in form and substance to the Administrative Agent;

         (b) all aspects of the Additional Real Property Transfers, and all documentation related thereto, shall be reasonably satisfactory to the Administrative Agent;

         (c) the Administrative Agent shall have received signed written authorization from the requisite Lenders to execute this Amendment, and shall have received counterparts of this Amendment signed by the Borrower and the other Agents, and counterparts of the consent of the Subsidiary Guarantors attached hereto as Annex 5 (the "Consent") executed by each of the Subsidiary Guarantors;

         (d) each of the representations and warranties in Section 3 below shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date;

         (e) the Administrative Agent shall have received a modified ALTA-11 endorsement from the Title Insurance Company for each of its mortgagee's title insurance policies relating to the Mortgages;

         (f) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Fifth Amendment Effective Date;

         (g) the Administrative Agent shall have received the executed legal opinions of (i) each of Bass, Berry & Sims PLC, Miles & Stockbridge and Kaye Scholer LLP, counsel to the Borrower and its Subsidiaries, regarding customary matters (including, without limitation, the enforceability of this Amendment, the Credit Agreement, as amended, and the New Loan Documents against all parties thereto, and no conflict with law or material agreements) and (ii) such local counsel as the Administrative Agent shall request regarding the continued enforceability of the Mortgages and other customary matters;

         (h) the Administrative Agent shall have received with respect to CCA Western (i) customary corporate, incumbency and closing certificates and (ii) satisfactory results of lien searches; and

         (i) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). Each of the Subsidiary Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent. CCA Western has the requisite corporate power and authority to execute the New Loan Documents. The execution, delivery and performance (i) by the Borrower of this Amendment and the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby, (ii) by the Subsidiary

Guarantors of the Consent and (iii) by CCA Western of the New Loan Documents, in each case, have been duly approved by all necessary corporate or other action of such Person, and no other corporate or other organizational proceedings on the part of each such Person are necessary to consummate such transactions.

         (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each of the Subsidiary Guarantors. Each of the New Loan Documents has been duly executed and delivered by CCA Western. Each of this Amendment, the Consent, the New Loan Documents and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents (i) is the legal, valid and binding obligation of each Loan Party party hereto and thereto (including, without limitation, as applicable, CCA Western), enforceable against such Loan Party in accordance with its terms, except as may be limited by laws relating to the enforcement of creditors' rights and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment, of the Consent, of the New Loan Documents or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to realize thereon.

         (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

         (d) No Conflicts. Neither the execution and delivery of this Amendment, the Consent, the New Loan Documents or the Credit Agreement (as modified hereby), nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or thereof by any Loan Party (including, without limitation, as applicable, CCA Western) will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation
X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) (i) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (ii) violate, contravene or conflict with the contractual provisions of, or cause an event of default under any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby (including, without limitation, the transfer of ownership of the Real Estate), except the filings referred to in the revised
Schedule 4.19(a)-1 attached hereto.

         (e) No Default. Both before and after giving effect to this Amendment and the transactions contemplated hereby, no event has occurred and is continuing that constitutes a Default or Event of Default.

         (f) Solvency. Each Subsidiary of the Borrower (including, without limitation, CCA Western) is, and after giving effect to (i) the Additional Real Property Transfers, (ii) the assumption of the obligations and liabilities by CCA Western of (x) a Guarantor and Grantor under and as defined in the Guarantee and Security Agreement and (y) a Grantor or Mortgagor under each of the Mortgages assumed by CCA Western (as contemplated in the Assumption Agreement executed by CCA Western) and (iii) the other transactions contemplated hereby, will be, Solvent.

4. Reference to and Effect on Credit Agreement.


         (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

         (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

5. RELIANCE. The Borrower hereby acknowledges and agrees that the amendments and the Additional Real Property Transfers contemplated hereby are being consummated at the request of the Borrower, the Properties Group Parties and CCA Western, and in consenting and agreeing to this Amendment, the Lenders have relied upon
(i) CCA Western becoming a Guarantor and a Grantor under and as defined in the Guarantee and Security Agreement and a Grantor or Mortgagor under any other applicable Security Documents, including, without limitation, the Mortgages assumed by CCA Western, (ii) the continuing validity, enforceability and first priority of the Liens created by the existing Mortgages in the Real Estate subject thereto notwithstanding the transfer of fee ownership of any such Real Estate to CCA Western, (iii) the Additional Real Property Transfers being consummated subject to and subordinate to the Mortgages and (iv) the non-release of the Borrower and Properties I from any of their respective obligations as Grantor or Mortgagor under the Security Documents, including without limitation, the Mortgages.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                     CORRECTIONS CORPORATION OF AMERICA,
                                     as Borrower


                                     By: /s/ John D. Ferguson
                                         ---------------------------------------
                                         Name: John D. Ferguson
                                         Title: Chief Executive Officer


                                     LEHMAN COMMERCIAL PAPER INC.,
                                     as Administrative Agent


                                     By: /s/ Frank P. Turner
                                         ---------------------------------------
                                         Name: Frank P. Turner
                                         Title: Senior Vice President


                                     DEUTSCHE BANK SECURITIES INC.,
                                     as Syndication Agent


                                     By: /s/ David S. Bailey
                                         ---------------------------------------
                                         Name:  David S. Bailey
                                         Title: Managing Director


                                     SOCIETE GENERALE,
                                     as Documentation Agent


                                     By: /s/ Anne-Marie Dumortier
                                         ---------------------------------------
                                         Name: Anne-Marie Dumortier
                                         Title: Vice President




Certain Schedules and Annexes Intentionally Omitted

                                                                       Annex 4


                                     FORM OF
                              ASSUMPTION AGREEMENT


                  ASSUMPTION AGREEMENT, dated as of December 31, 2004, made by CCA Western Properties, Inc., a Delaware corporation (the "Additional Grantor"), in favor of Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent") for (i) the banks and other financial institutions and entities (the "Lenders") parties to the Credit Agreement referred to below, and (ii) the other Secured Parties (as defined in the Guarantee and Security Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, Corrections Corporation of America (the "Borrower"), the Lenders, Lehman Brothers Inc., as advisor, lead arranger and book manager, and, among others, the Administrative Agent have entered into a Third Amended and Restated Credit Agreement, dated as of May 3, 2002 (as amended, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Second Amended and Restated Security Agreement (With Guarantee), dated as of May 3, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Security Agreement") in favor of the Administrative Agent for the benefit of the Secured Parties;

                  WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Security Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Security Agreement;

                  WHEREAS, the Borrower has requested that the Lenders consent to and agree to amend the Credit Agreement to provide, among other things, for the transfer of certain Real Estate of CCA Properties of America, LLC to the Additional Grantor; and

                  WHEREAS, pursuant to the Fifth Amendment (as hereinafter defined), the Lenders have required that the Additional Grantor assume the obligations and liabilities of CCA Properties of America, LLC as grantor or mortgagor under certain Mortgages.

                  NOW, THEREFORE, IT IS AGREED:

          1. Guarantee and Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Security Agreement, hereby becomes a party to the Guarantee and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a

Grantor thereunder. The information set forth in Schedule A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Security Agreement, as more specifically set forth in Schedule A. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. Assumption of Certain Mortgage Liabilities.

         Reference is made to the Mortgages:

         (a) The Additional Grantor hereby assumes all of the obligations and liabilities, as well as all of the representations, warranties and covenants, of the Grantor or Mortgagor (each as defined in the respective Mortgages), as the case may be, arising under or with respect to each Mortgage set forth on Schedule B hereto.

         (b) The Additional Grantor specifically understands that each such Mortgage shall secure all obligations and liabilities arising under this Assumption Agreement and the Guarantee and Security Agreement as incorporated herein by reference. Each Additional Grantor agrees that "Event of Default," as used in the Mortgages, shall include, without limitation, any default arising under this Agreement or in the Guarantee and Security Agreement, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         (c) The Additional Grantor hereby designates the following substitute address for all notices or communications given under the Mortgages described below:

         c/o Corrections Corporation of America
         10 Burton Hills Boulevard
         Nashville, Tennessee 37215

         3. Reliance.

         The Additional Grantor hereby acknowledges and agrees that the amendments and the Additional Real Property Transfers contemplated in the Fifth Amendment to the Third Amended and Restated Credit Agreement, dated as of December 31, 2004 (the "Fifth Amendment") are being consummated at the request of the Borrower, the Properties Group Parties and the Additional Grantor, and in consenting and agreeing to the Fifth Amendment, the Lenders have relied upon (i) the Additional Grantor becoming a Guarantor and a Grantor under and as defined in the Guarantee and Security Agreement and a Grantor or Mortgagor under any other applicable Security Documents, including, without limitation, the Mortgages assumed by the Additional Grantor, (ii) the continuing validity, enforceability and first priority of the Liens created by the existing Mortgages in the Real Estate subject thereto notwithstanding the transfer of fee ownership of any such Real Estate to the Additional Grantor, (iii) the Additional Real Property Transfers being consummated subject to and subordinate to the Mortgages and (iv) the non-release of the Borrower and CCA Properties of America, LLC from any of their respective obligations as Grantor or Mortgagor under the Security Documents, including without limitation, the Mortgages.

         4. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                            [Signature page follows]

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                              CCA WESTERN PROPERTIES, INC.



                                              By: /s/ John D. Ferguson
                                                  ------------------------------
                                                  Name: John D. Ferguson
                                                  Title: Chief Executive Officer



                         Schedules Intentionally Omitted

                                                                       Annex 5


                        CONSENT OF SUBSIDIARY GUARANTORS


                  Each of the undersigned is a Subsidiary Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guarantee and Security Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

                  Each of the undersigned hereby acknowledges and agrees that the amendments and the Additional Real Property Transfers contemplated in the foregoing Amendment are being consummated at the request of the Borrower, the Properties Group Parties and CCA Western, and in consenting and agreeing to the foregoing Amendment, the Lenders have relied upon (i) CCA Western becoming a Guarantor and a Grantor under and as defined in the Guarantee and Security Agreement and a Grantor or Mortgagor under any other applicable Security Documents, including, without limitation, the Mortgages assumed by CCA Western,
(ii) the continuing validity, enforceability and first priority of the Liens created by the existing Mortgages in the Real Estate subject thereto notwithstanding the transfer of fee ownership of any such Real Estate to CCA Western, (iii) the Additional Real Property Transfers being consummated subject to and subordinate to the Mortgages and (iv) the non-release of the Borrower and CCA Properties of America, LLC from any of their respective obligations as Grantor or Mortgagor under the Security Documents, including without limitation, the Mortgages. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.


                            [Signature page follows]

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Subsidiary Guarantors as of December 31, 2004.

                                         CCA OF TENNESSEE, LLC
                                         PRISON REALTY MANAGEMENT, INC.
                                         TECHNICAL AND BUSINESS INSTITUTE OF
                                           AMERICA, INC.
                                         CCA INTERNATIONAL, INC.
                                         CCA PROPERTIES OF AMERICA, LLC
                                         CCA PROPERTIES OF ARIZONA, LLC
                                         CCA PROPERTIES OF TENNESSEE, LLC
                                         CCA WESTERN PROPERTIES, INC.


                                         By /s/ John D. Ferguson
                                            ------------------------------------
                                            Name:  John D. Ferguson
                                            Title: Chief Executive Officer

                                         CCA PROPERTIES OF TEXAS, L.P.


                                         By /s/ John D. Ferguson
                                            ------------------------------------
                                            Name:  John D. Ferguson
                                            Title: Chief Executive Officer, CCA
                                                   Properties of America, LLC,
                                                   as General Partner


                                         TRANSCOR AMERICA LLC


                                         By /s/ Todd J. Mullenger
                                            ------------------------------------
                                            Name:  Todd J. Mullenger
                                            Title: Vice President, Treasurer